SECOND AMENDMENT AND CONSENT TO
AMENDED AND RESTATED REVOLVING LOAN AND SECURITY AGREEMENT

THIS SECOND AMENDMENT AND CONSENT TO AMENDED AND RESTATED REVOLVING LOAN AND SECURITY AGREEMENT (this “Amendment”) dated as of March 31, 2014 is by and among THE PRIVATEBANK AND TRUST COMPANY, an Illinois banking corporation (together with its successors and assigns, “Administrative Agent”) in its capacity as administrative agent for the Lenders (as defined below), the Lenders, DIVERSICARE MANAGEMENT SERVICES CO., a Tennessee corporation, and certain of its affiliates parties hereto identified on the signature pages as “Original Borrower” (individually and collectively, “Original Borrower”), and DIVERSICARE OF BIG SPRINGS, LLC, a Delaware limited liability company (“New Borrower”). New Borrower and Original Borrower are hereinafter referred to individually and collectively as, “Borrower”.
RECITALS:
WHEREAS, Original Borrower, Administrative Agent, and the financial institutions signatories thereto (the “Lenders”) are parties to that certain Amended and Restated Revolving Loan and Security Agreement dated as of April 30, 2013, as amended by that certain First Amendment and Consent to Amended and Restated Revolving Loan and Security Agreement dated as of November 1, 2013 (as the same may be further amended or modified from time to time, the “Loan Agreement”); all capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Loan Agreement; and
WHEREAS, Borrower, Administrative Agent and Lenders desire to amend the Loan Agreement as provided in and subject to the terms and conditions of this Amendment.
NOW, THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto (intending to be legally bound) hereby agree as follows:
1.Consent. Subject to the satisfaction of the conditions set forth in Section 7 below and in reliance upon the representations and warranties set forth in Section 6 below, Administrative Agent and the Lenders (as the Required Lenders pursuant to the Loan Agreement) hereby consent to the formation by Diversicare Leasing Company II, LLC (“DLC II”), of New Borrower, a wholly-owned subsidiary of DLC II, for the purpose of entering into the long term facility lease with Triple Springs, Inc., an Alabama corporation, as lessor, for the skilled nursing facility located at 500 St. Clair Avenue, in Huntsville, Alabama, generally known as Big Springs Manor.
2.    Joinder and Assumption. From and after the date hereof, New Borrower hereby absolutely and unconditionally (i) joins as and becomes a party to the Loan Agreement as a Borrower thereunder and to each Financing Agreement to which Original Borrower is a party, (ii) assumes, as a joint and several obligor thereunder, all of the obligations, liabilities and indemnities of a Borrower under the Loan Agreement and all other Financing Agreements, (iii) covenants and agrees to be bound by and adhere to all of the terms, covenants, waivers, releases, agreements and conditions of or respecting a Borrower with respect to the Loan Agreement and the other Financing Agreements and all of the representations and warranties contained in the Loan Agreement and the other Financing Agreements with respect to New Borrower, and (iv) collaterally assigns and transfers to Administrative Agent (for the benefit of Lenders and itself) and hereby grants to Administrative Agent (for the benefit of Lenders and itself) a continuing first-priority security interest in all of New Borrower’s now owned and existing and hereafter acquired and arising Collateral, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of all of the Liabilities. New Borrower hereby authorizes Administrative Agent to file at any time uniform commercial code financing statements in such jurisdictions and offices as Administrative Agent deems necessary in connection with the perfection of a security interest in all of New Borrower’s now owned or hereafter arising or acquired Collateral, including, without limitation, Accounts and Deposit Accounts of New Borrower, and all proceeds and products thereof. From and after the date hereof, any reference to the term “Borrower” in the Loan Agreement and the Financing Agreements shall also include New Borrower.
3.    Supplementation of Certain Disclosure Schedules. In connection with the joinder of New Borrower to the Loan Agreement, Schedule 1 (Borrowers), Schedule 1.1(a) (Facilities), Schedule 7.8 (Names), Schedule 7.12 (Organizational Chart), Schedule 7.33 (Capitalization) and Schedule 7.36 (Commercial Leases) of the Loan Agreement shall be supplemented from and after the date of this Amendment as set forth on the applicable and respective schedules attached hereto and made a part hereof so that such schedules shall reflect the matters intended to be shown thereon as of the date of this Amendment.
4.    Amendments to Loan Agreement. Subject to the terms and conditions contained herein, Borrower, Administrative Agent and Lenders hereby amend the Loan Agreement as follows:
(a)    The following definitions shall be inserted in correct alphabetical order into Section 1.1 of the Loan Agreement:
(i)    “Big Spring Facility” means the skilled nursing facility located at 500 St. Clair Avenue, in Huntsville, Alabama, generally known as Big Springs Manor.
(ii)    “Triple Springs” means Triple Springs, Inc., an Alabama corporation.
(iii)    “Triple Springs Lease Documents” means, collectively, that certain Lease dated as of January 22, 2014 (and commencing on March 1, 2014) between Triple Springs, as Lessor, and New Borrower, as Lessee, for the Big Springs Facility, and the documents, instruments and agreements executed in connection therewith, in each case as the same may be amended or modified in conformity with Section 9.16 of the Loan Agreement.
(b)    The definition of “Borrowing Base” in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety as follows:
“Borrowing Base means with respect to any Borrower, at any time, without duplication, an amount equal to the lesser of (i) the Maximum Revolving Facility or (ii) up to eighty percent (80%) of the face amount (less discounts, credits and allowances which have knowingly been taken by or granted to Account Debtor in connection therewith) of all existing Eligible Accounts that are set forth in the Schedule of Accounts then most recently delivered by Borrower to Administrative Agent.”
(c)    The definition of “Eligible Accounts” in Section 1.1 of the Loan Agreement is hereby amended by inserting the following new subsection (i) at the end of subsection (h) thereof:
(i)    notwithstanding the ninety (90) day periods prescribed by subsection (a) above (and subsection (i) after the proviso immediately below), solely for the six (6) month period from March 31, 2014 through and including September 30, 2014, and solely with respect to Accounts of Borrower generated by the operations of the CHP Facilities, the Twinbrook Facility and the Big Springs Facility, Accounts that are to be paid pursuant to a Medicare Provider Agreement or a Medicaid Provider Agreement, Private Insurance Managed Care Accounts, or any otherwise Eligible Accounts, which do not remain unpaid more than one hundred eighty (180) days from the invoice date, shall be Eligible Accounts; provided, however, Private Pay Accounts and Medicaid pending Accounts shall not be considered Eligible Accounts; and, provided further, one hundred percent (100%) of all credit amounts in any of the foregoing Eligible Account categories shall be deducted from the “current” Accounts as reasonably determined by the Administrative Agent in its reasonable credit judgment.
(d)    The definition of “Financing Agreements” in Section 1.1 of the Loan Agreement shall hereafter be deemed to also include this Amendment and each of the documents identified in Sections 7(c), (d), (e), and (n) in this Amendment.
(e)    The definition of “Maximum Revolving Facility” in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety as follows:
“Maximum Revolving Facility” means an amount equal to Twenty-Two Million Five Hundred Thousand and No/100 Dollars ($22,500,000.00); provided, however, solely from March 31, 2014 through and including September 30, 2014, an amount equal to Twenty-Seven Million Five Hundred Thousand and No/100 Dollars ($27,500,000.00) and immediately thereafter Twenty-Two Million Five Hundred Thousand and No/100 Dollars ($22,500,000.00).
(f)    The definition of “Restricted Agreements” in Section 1.1 of the Loan Agreement shall hereafter be deemed to also include the Triple Springs Lease Documents.
(g)    The definition of “Revolving Loan Commitment” in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety as follows:
“Revolving Loan Commitment” means, as to any Lender, such Lender’s commitment to make Loans, and to issue or participate in Letters of Credit, under this Agreement. The amount of each Lender’s Revolving Loan Commitment is set forth on Annex A attached hereto and made a part hereof (as amended, modified or supplemented from time to time in accordance with the terms hereof).
(h)    Each of the amounts identified in the “Dollar Allocation” designations set forth in Annex A to the Loan Agreement are hereby respectively amended and restated in their entirety as follows:
(i)    The PrivateBank and Trust Company - from March 31, 2014 through and including September 30, 2014, an amount equal to $12,903,846.15, and immediately thereafter $10,557,692.30;
(ii)    Bankers Trust Company – from March 31, 2014 through and including September 30, 2014, an amount equal to $5,288,461.54, and immediately thereafter $4,326,923.07;
(iii)    CIT Finance LLC - from March 31, 2014 through and including September 30, 2014, an amount equal to $5,923,076.92, and immediately thereafter $4,846,153.84; and
(iv)    BOKF, NA d/b/a Bank of Oklahoma - from March 31, 2014 through and including September 30, 2014, an amount equal to $3,384,615.39, and immediately thereafter $2,769,230.77.
5.    No Other Amendments. Borrower acknowledges and expressly agrees that this Amendment is limited to the extent expressly set forth herein and shall not constitute a modification or amendment of the Loan Agreement or any other Financing Agreements or a course of dealing at variance with the terms or conditions of the Loan Agreement or any other Financing Agreements (other than as expressly set forth in this Amendment, the Second Note Modifications, the First Pledge Amendment (each as defined below) and the signed Reaffirmation attached hereto).
6.    Representations and Warranties. Borrower hereby represents and warrants to and in favor of Administrative Agent and Lenders, which representations and warranties shall survive the execution and delivery hereof, as follows:
(a)    Each of the representations and warranties of each Borrower (including Original Borrower and New Borrower) contained in the Loan Agreement and the other Financing Agreements to which Borrower is a party are true and correct in all material respects (without duplication of any materiality carve out already provided therein) on and as of the date hereof, in each case as if made on and as of such date, other than representations and warranties that expressly relate solely to an earlier date (in which case such representations and warranties were true and correct on and as of such earlier date); the principal place of business and chief executive office for New Borrower is as set forth on Schedule 1 (as revised pursuant to Section 3 hereof);
(b)    New Borrower has the limited liability company power and authority (i) to enter into the Loan Agreement as amended by this Amendment and (ii) to do all acts and things as are required or contemplated hereunder to be done, observed and performed by New Borrower;
(c)    This Amendment has been duly authorized, validly executed and delivered by one or more Duly Authorized Officers of Borrower, and each of this Amendment, the Loan Agreement as amended hereby, and each of the other Financing Agreements to which Borrower is a party, constitutes the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, subject to bankruptcy, insolvency or other similar laws affecting the enforcement of creditor’s rights and remedies generally;
(d)    The execution and delivery of this Amendment and performance by Borrower under this Amendment, the Loan Agreement and each of the other Financing Agreements to which Borrower is a party do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over Borrower that has not already been obtained, nor be in contravention of or in conflict with the organizational documents of Borrower, or any provision of any statute, judgment, order, indenture, instrument, agreement, or undertaking, to which Borrower is party or by which Borrower’s respective assets or properties are bound; and
(e)    No Default or Event of Default will result after giving effect to this Amendment, and no event has occurred that has had or could reasonably be expected to have a Material Adverse Effect after giving effect to this Amendment.
7.    Conditions Precedent to Effectiveness of this Amendment. The consent set forth in Section 1 hereof and the amendments contained in Section 4 of this Amendment shall become effective on the date hereof as long as each of the following conditions precedent is satisfied as determined by Administrative Agent:
(a)    all of the representations and warranties of Borrower under Section 6 hereof, which are made as of the date hereof, are true and correct;
(b)    receipt by Administrative Agent of duly executed signature pages to this Amendment from Borrower;
(c)    receipt by Administrative Agent of duly executed signature pages to (collectively, the “Second Note Modifications”) the Second Modifications to Amended and Restated Revolving Credit Notes dated as of the date hereof from Borrower (to, respectively, PrivateBank and Bankers Trust Company) and to the Second Modifications to Revolving Credit Notes dated as of the date hereof from Borrower (to, respectively, Bank of Oklahoma and CIT Finance LLC);
(d)    receipt by Administrative Agent of a duly executed signature page to the Reaffirmation of Amended and Restated Guaranty from Guarantor, as provided in the attachment hereto (“Guaranty Reaffirmation”);
(e)    receipt by Administrative Agent of duly executed signature pages to the First Amendment to Pledge Agreement dated as of the date hereof, among DLC II, New Borrower, Borrower Agent and Administrative Agent (the “First Pledge Amendment”);
(f)    receipt by Administrative Agent of copies of resolutions of the governing body of New Borrower authorizing the execution, delivery and performance by New Borrower of the Loan Agreement, as amended by this Amendment, and each of the other instruments, agreements and documents entered into in connection with this Amendment to which New Borrower is a party (including with respect to the security interest and equity pledge provided in favor of Administrative Agent), certified by a Duly Authorized Officer of New Borrower;
(g)    receipt by Administrative Agent of copies of resolutions of the governing body of Original Borrower authorizing the execution, delivery and performance by Original Borrower of this Amendment and each of the other instruments, agreements and documents entered into in connection with this Amendment to which Original Borrower is a party, certified by a Duly Authorized Officer of Original Borrower;
(h)    receipt by Administrative Agent of UCC tax, lien, pending suit, bankruptcy and judgment searches on New Borrower (and each of its trade names and assumed names), and UCC lien searches on Original Borrower, each as of a recent date, the results of which must be in form and substance acceptable to Administrative Agent;
(i)    receipt by Administrative Agent of good standing certificates for New Borrower from the Delaware Secretary of State and certificates of authorization for New Borrower from the Secretary of State of the State of Alabama (as of a recent date), and for Original Borrower from the Secretary of State of its respective state of organization and its respective principal place of business (each as of a recent date);
(j)    receipt by Administrative Agent of an opinion of Harwell Howard Hyne Gabbert & Manner, the legal counsel to Borrower and Guarantor, in form and substance reasonably satisfactory to Administrative Agent;
(k)    receipt by Administrative Agent of a certified copy of New Borrower’s certificate of formation, certified by the Delaware Secretary of State (as of a recent date);
(l)    receipt by Administrative Agent of a true, correct and complete copy of the operating agreement of New Borrower, certified by a Duly Authorized Officer of New Borrower;
(m)    UCC Financing Statements, as requested by Administrative Agent, naming New Borrower as debtor and Administrative Agent as secured party with respect to the Collateral, together with such UCC termination statements necessary to release all Liens (other than Permitted Liens) in any of the Collateral except Administrative Agent, and other documents as Administrative Agent deems necessary or appropriate, shall have been filed in all jurisdictions that Administrative Agent deems necessary or advisable;
(n)    receipt of a Second Amendment to the Blocked Account Agreement, in form and substance reasonably acceptable to Administrative Agent;
(o)    receipt of certificates from Borrower’s insurance carriers evidencing Administrative Agent as additional insured with respect to New Borrower’s general liability insurance;
(p)    receipt by Administrative Agent of a true, correct and complete copy of the Management Agreement between New Borrower and Manager, certified by a Duly Authorized Officer of New Borrower;
(q)    receipt by Administrative Agent of a true, correct and complete copy of the Triple Springs Lease Documents, certified by a Duly Authorized Officer of New Borrower;
(r)    receipt by Administrative Agent of a duly signed and completed Perfection Certificate with respect to New Borrower;
(s)    UCC Amendment Statement naming DLC II as debtor and Administrative Agent as secured party with respect to the equity of New Borrower pledged pursuant to the First Pledge Amendment, and a UCC Amendment Statement naming Diversicare Management Services Co. as debtor and Administrative Agent as secured party to reflect the increase in indebtedness (and payment of tax due as a result thereof), shall have been filed in all jurisdictions that Administrative Agent deems necessary or advisable (including the Tennessee Secretary of State);
(t)    receipt by Administrative Agent of copies of resolutions of the governing body of DLC II authorizing the execution, delivery and performance by DLC II of the First Pledge Amendment, certified by a Duly Authorized Officer of DLC II;
(u)    receipt by Administrative Agent of copies of resolutions of the governing body of Guarantor authorizing the execution, delivery and performance by Guarantor of the Guaranty Reaffirmation, certified by a Duly Authorized Officer of Guarantor;
(v)    receipt by Administrative Agent of copies of the supplemented Schedule 1 (Borrowers), Schedule 1.1(a) (Facilities), Schedule 7.8 (Names), Schedule 7.12 (Organizational Chart), Schedule 7.33 (Capitalization) and Schedule 7.36 (Commercial Leases) of the Loan Agreement;
(w)    receipt by Administrative Agent of a Second Amendment to the Term Loan Agreement dated of even date herewith by and among the Affiliated Term Borrowers, the Lenders and the Administrative Agent, and the Reaffirmation and Consent thereto from Guarantor as provided in the attachment thereto;
(x)    receipt of any applicable Letter of Credit Document (including an amendment to the Master Letter of Credit Agreement or an entirely new Master Letter of Credit Agreement) as Administrative Agent may require in connection with this Amendment;
(y)    receipt of a fully completed Borrowing Base Certificate, signed on behalf of Borrower by a Duly Authorized Officer; and
(z)    receipt by Administrative Agent of such other certificates, schedules, exhibits, documents, opinions, instruments, reaffirmations, amendments or consents Administrative Agent may reasonably require, if any.
8.    Reaffirmation; References to Loan Agreement; Etc.
(a)    Borrower acknowledges and agrees that all of Borrower’s obligations and Liabilities under the Loan Agreement and the other Financing Agreements, as amended hereby, are and shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. The first priority perfected security interests and Liens and rights in the Collateral securing payment of the Liabilities are hereby ratified and confirmed by Borrower in all respects.
(b)    Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Loan Agreement, as amended by this Amendment.
(c)    The failure by Administrative Agent, at any time or times hereafter, to require strict performance by any Borrower of any provision or term of the Loan Agreement, this Amendment or any of the Financing Agreements shall not waive, affect or diminish any right of Administrative Agent hereafter to demand strict compliance and performance herewith or therewith. Any suspension or waiver by Administrative Agent of a breach of this Amendment or any Event of Default under or pursuant to the Loan Agreement shall not, except as expressly set forth in a writing signed by Administrative Agent, suspend, waive or affect any other breach of this Amendment or any Event of Default under or pursuant to the Loan Agreement, whether the same is prior or subsequent thereto and whether of the same or of a different kind or character. None of the undertakings, agreements, warranties, covenants and representations of any Borrower contained in this Amendment, shall be deemed to have been suspended or waived by Administrative Agent unless such suspension or waiver is (i) in writing and signed by Administrative Agent (and, if applicable, the Required Lenders) and (ii) delivered to Borrower by Administrative Agent or its counsel.
(d)    In no event shall Administrative Agent’s execution and delivery of this Amendment establish a course of dealing among Administrative Agent, any Borrower, pledgor or Guarantor or any other obligor, or in any other way obligate Administrative Agent to hereafter provide any amendments or modifications or, if at any time applicable, consents or waivers with respect to the Loan Agreement or any other Financing Agreement. The terms and provisions of this Amendment shall be limited precisely as written and shall not be deemed (x) to be a consent to any amendment or modification of any other term or condition of the Loan Agreement or of any of the Financing Agreements (except as expressly provided herein or in the other documents entered into in connection herewith, including the Second Note Modifications, the First Pledge Amendment, and the Guaranty Reaffirmation); or (y) to prejudice any right or remedy which Administrative Agent may now have under or in connection with the Loan Agreement or any of the other Financing Agreements. In the event an ambiguity or question of intent or interpretation arises, this Amendment shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Amendment.
(e)    Except as expressly provided herein (or in the other documents entered into in connection herewith, including the Second Note Modifications, the First Pledge Amendment, and the Guaranty Reaffirmation), the Loan Agreement and all of the other Financing Agreements shall remain unaltered, and the Loan Agreement and all of the other Financing Agreements shall remain in full force and effect and are hereby ratified and confirmed in all respects.
(f)    Borrower shall deliver to Administrative Agent when available a true, correct and complete copy of the applicable nursing home license for New Borrower.
9.    Release.
(a)    In consideration of, among other things, the consent and amendments provided for herein, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Borrower (on behalf of themselves and their respective subsidiaries, Affiliates, successors and assigns), and, to the extent permitted by applicable law and the same is claimed by right of, through or under the above, for their past, present and future employees, directors, members, managers, partners, agents, representatives, officers, directors, and equity holders (all collectively, with Borrower, the “Releasing Parties”), do hereby unconditionally, irrevocably, fully, and forever remise, satisfy, acquit, release and discharge Administrative Agent, Issuing Lender, and Lenders and each of Administrative Agent’s, Issuing Lender’s and Lender’s past, present and future officers, directors, agents, employees, attorneys, parent, shareholders, successors, assigns, subsidiaries and Affiliates and all other persons and entities to whom Administrative Agent or Lenders would be liable if such persons or entities were found in any way to be liable to any of the Releasing Parties (collectively, the “Lender Parties”), of and from any and all manner of action and actions, cause and causes of action, claims, cross-claims, charges, demands, counterclaims, suits, proceedings, disputes, debts, dues, sums of money, accounts, bonds, covenants, contracts, controversies, damages, judgments, liabilities, damages, costs, expenses, executions, liens, claims of liens, claims of costs, penalties, attorneys’ fees, or any other compensation, recovery or relief on account of any liability, obligation, demand, proceedings or cause of action of whatever nature, whether in law, equity or otherwise (including, without limitation, those arising under 11 U.S.C. §§ 541-550 and interest or other carrying costs, penalties, legal, accounting and other professional fees and expenses, and incidental, consequential and punitive damages payable to third parties), whether known or unknown, fixed or contingent, joint and/or several, secured or unsecured, due or not due, primary or secondary, liquidated or unliquidated, contractual or tortious, direct, indirect, or derivative, asserted or unasserted, foreseen or unforeseen, suspected or unsuspected, now existing, heretofore existing or which may have heretofore accrued against any or all of Lender Parties, whether held in a personal or representative capacity, that the Releasing Parties (or any of them) have or may have against the Lender Parties or any of them (whether directly or indirectly) and which are based on any act, fact, event, action or omission or any other matter, condition, cause or thing occurring at or from any time prior to and including the date hereof in any way, directly or indirectly arising out of, connected with or relating to this Amendment, the Loan Agreement or any other Financing Agreement and the transactions contemplated hereby and thereby, the Collateral or the Liabilities, and all other agreements, certificates, instruments and other documents and statements (whether written or oral) related to any of the foregoing, other than any applicable good faith claim as to which a final determination is made in a judicial proceeding (in which Administrative Agent and any of the Released Parties have had an opportunity to be heard) which determination includes a specific finding that Administrative Agent acted in a grossly negligent manner or with actual willful misconduct or illegal activity. Borrower acknowledges that Administrative Agent and Lenders are specifically relying upon the representations, warranties and agreements contained herein and that such representations, warranties and agreements constitute a material inducement to Administrative Agent and Lenders in entering into this Amendment.
(b)    Borrower understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.
(c)    To the furthest extent permitted by law, Borrower hereby knowingly, voluntarily, intentionally and expressly waives and relinquishes any and all rights and benefits that it respectively may have as against Lender Parties under any law, rule or regulation of any jurisdiction that would or could have the effect of limiting the extent to which a general release extends to claims which a Lender Party or Releasing Party does not know or suspect to exist as of the date hereof. Borrower hereby acknowledges that the waiver set forth in the prior sentence was separately bargained for and that such waiver is an essential term and condition of this Amendment (and without which the consent in Section 1 and the amendments in Section 4 hereof would not have been agreed to by Administrative Agent and Lenders).
10.    Costs and Expenses. Without limiting the obligation of Borrower to reimburse Administrative Agent for all costs, fees, disbursements and expenses incurred by Administrative Agent as specified in the Loan Agreement, Borrower agrees to and shall pay on demand all reasonable costs, fees, disbursements and expenses of Administrative Agent in connection with the preparation, negotiation, revision, execution and delivery of this Amendment and the other agreements, amendments, modifications, reaffirmations, instruments and documents contemplated hereby, including, without limitation, reasonable attorneys’ fees and out-of-pocket expenses.
11.    Financing Agreement. This Amendment shall constitute a Financing Agreement.
12.    Titles. Titles and section headings herein shall be without substantive meaning and are provided solely for the convenience of the parties.
13.    Severability; Etc. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Amendment. The parties hereto have participated jointly in the negotiation and drafting of this Amendment. In the event an ambiguity or question of intent or interpretation arises, this Amendment shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Amendment.
14.    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, no Borrower may assign any of its respective rights or obligations under this Amendment without the prior written consent of Administrative Agent.
15.    Further Assurances. Borrower shall, at its own cost and expense, cause to be promptly and duly taken, executed, acknowledged and delivered all such further acts, certificates, instruments, reaffirmations, amendments, documents and assurances as may from time to time be necessary or as Administrative Agent may from time to time reasonably request in order to more fully carry out the intent and purposes of this Amendment and the other documents entered into in connection herewith, including, without limitation, the Second Note Modifications, the First Pledge Amendment, and the Guaranty Reaffirmation.
16.    Counterparts; Faxes. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. A signature hereto sent or delivered by facsimile or other electronic transmission shall be as legally binding and enforceable as a signed original for all purposes.
17.    Governing Law. This Amendment shall be governed by and construed and enforced in accordance with the internal laws of the State of Illinois, without regard to conflict of law principles.
[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have duly executed this Second Amendment and Consent to Amended and Restated Revolving Loan and Security Agreement as of the day and year first above written.
ORIGINAL BORROWER:

BORROWER:
DIVERSICARE MANAGEMENT SERVICES CO.
ADVOCAT ANCILLARY SERVICES, INC.
ADVOCAT FINANCE, INC.
DIVERSICARE MANAGEMENT SERVICES CO.
ADVOCAT DISTRIBUTION SERVICES, INC.
DIVERSICARE ASSISTED LIVING SERVICES, INC.
DIVERSICARE ASSISTED LIVING SERVICES NC, LLC
DIVERSICARE LEASING CORP.
STERLING HEALTH CARE MANAGEMENT, INC.

By:	/s/James R. McKnight, Jr.
Name:	James R. McKnight, Jr.
Its:	Executive Vice President & Chief Financial Officer

SENIOR CARE CEDAR HILLS, LLC SENIOR CARE GOLFCREST, LLC SENIOR CARE GOLFVIEW, LLC SENIOR CARE SOUTHERN PINES, LLC
BY:	SENIOR CARE FLORIDA LEASING, LLC, its sole member
	BY:	DIVERSICARE LEASING CORP., its sole member
	By:	/s/James R. McKnight, Jr.
	Name:	James R. McKnight, Jr.
	Its:	Executive Vice President & Chief Financial Officer

SENIOR CARE FLORIDA LEASING, LLC
DIVERSICARE AFTON OAKS, LLC
DIVERSICARE BRIARCLIFF, LLC
DIVERSICARE CHISOLM, LLC
DIVERSICARE HARTFORD, LLC
DIVERSICARE HILLCREST, LLC
DIVERSICARE LAMPASAS, LLC
DIVERSICARE PINEDALE, LLC
DIVERSICARE WINDSOR HOUSE, LLC
DIVERSICARE YORKTOWN, LLC
DIVERSICARE ROSE TERRACE, LLC
DIVERSICARE THERAPY SERVICES, LLC
DIVERSICARE HIGHLANDS, LLC

BY:	DIVERSICARE LEASING CORP., its sole member
	By:	/s/James R. McKnight, Jr.
	Name:	James R. McKnight, Jr.
	Its:	Executive Vice President & Chief Financial Officer
DIVERSICARE ASSISTED LIVING SERVICES NC I, LLC DIVERSICARE ASSISTED LIVING SERVICES NC II, LLC
BY:	DIVERSICARE ASSISTED LIVING SERVICES NC, LLC, its sole member
	By:	/s/James R. McKnight, Jr.
	Name:	James R. McKnight, Jr.
	Its:	Executive Vice President & Chief Financial Officer

DIVERSICARE BALLINGER, LLC DIVERSICARE DOCTORS, LLC DIVERSICARE ESTATES, LLC DIVERSICARE HUMBLE, LLC DIVERSICARE KATY, LLC DIVERSICARE NORMANDY TERRACE, LLC DIVERSICARE TREEMONT, LLC DIVERSICARE PARIS, LLC
BY:	DIVERSICARE TEXAS I, LLC, its sole member
	By:	/s/James R. McKnight, Jr.
	Name:	James R. McKnight, Jr.
	Its:	Executive Vice President & Chief Financial Officer

DIVERSICARE TEXAS I, LLC
By:	/s/James R. McKnight, Jr.
Name:	James R. McKnight, Jr.
Its:	Executive Vice President & Chief Financial Officer

DIVERSICARE OF CHANUTE, LLC DIVERSICARE OF COUNCIL GROVE, LLC DIVERSICARE OF HAYSVILLE, LLC DIVERSICARE OF SEDGWICK, LLC DIVERSICARE OF LARNED, LLC
BY:	Diversicare Kansas, LLC its sole member

	By:	/s/James R. McKnight, Jr.
	Name:	James R. McKnight, Jr.
	Its:	Executive Vice President & Chief Financial Officer

DIVERSICARE HOLDING COMPANY, LLC

By: /s/James R. McKnight, Jr.

Name:	James R. McKnight, Jr.
Its:	Executive Vice President & Chief Financial Officer

DIVERSICARE KANSAS, LLC

By: /s/James R. McKnight, Jr.

Name:	James R. McKnight, Jr.
Its:	Executive Vice President & Chief Financial Officer

DIVERSICARE LEASING COMPANY II, LLC

By:/s/James R. McKnight, Jr.

Name:	James R. McKnight, Jr.

Its:	Executive Vice President and
Chief Financial Officer

DIVERSICARE OF SENECA PLACE, LLC
DIVERSICARE OF BRADFORD PLACE, LLC
DIVERSICARE OF PROVIDENCE, LLC
DIVERSICARE OF SIENA WOODS, LLC
DIVERSICARE OF ST. THERESA, LLC

By:	DIVERSICARE LEASING COMPANY II, LLC, its sole member

By: /s/James R. McKnight, Jr.

Name:	James R. McKnight, Jr.
Its:	Executive Vice President & Chief Financial Officer

NEW BORROWER:

DIVERSICARE OF BIG SPRINGS, LLC

By:	DIVERSICARE LEASING COMPANY II, LLC, its sole member

By: /s/James R. McKnight, Jr.

Name:	James R. McKnight, Jr.
Its:	Executive Vice President & Chief Financial Officer

Acknowledged and Agreed: DIVERSICARE HEALTHCARE SERVICES, INC. (F/K/A ADVOCAT INC.)
/s/Kelly J. Gill
Name:	Kelly J. Gill
Its:	President and Chief Executive Officer

ADMINISTRATIVE AGENT:

THE PRIVATEBANK AND TRUST COMPANY, in its capacity as administrative agent

By:/s/Adam D. Panos
Name: Adam D. Panos
Its: Managing Director

LENDER:

THE PRIVATEBANK AND TRUST COMPANY

By:/s/Adam D. Panos
Name: Adam D. Panos
Its: Managing Director

LENDER: BANKERS TRUST COMPANY
By: /s/Jon M. Doll
Name:	Jon M. Doll
Its:	Vice President

LENDER: BOKF, NA D/B/A BANK OF OKLAHOMA
By: /s/Ryan Kirk
Name:	Ryan Kirk
Its:	Vice President

LENDER: CIT FINANCE LLC
By: /s/Barbara Perich
Name:	Barbara Perich
Its:	Director

REAFFIRMATION OF AMENDED AND RESTATED GUARANTY

The undersigned (“Guarantor”) hereby (i) confirms and agrees with The PrivateBank and Trust Company, an Illinois banking corporation in its capacity as administrative agent (together with its successors and assigns, “Administrative Agent”) that Guarantor’s Amended and Restated Guaranty dated as of April 30, 2013 made in favor of Administrative Agent (as amended or modified, “Guaranty”), remains in full force and effect and is hereby ratified and confirmed in all respects, including with regard to the Amended and Restated Revolving Loan and Security Agreement dated as of April 30, 2013, as amended by that certain First Amendment and Consent to Amended and Restated Revolving Loan and Security Agreement, and as further amended by the foregoing Second Amendment and Consent to Amended and Restated Revolving Loan and Security Agreement (“Amendment”), and each reference to the term “Borrower” in the Guaranty shall also include New Borrower and each reference to the “Loan Agreement” shall refer to the Loan Agreement as amended by the Amendment; (ii) represents and warrants to Administrative Agent, which representations and warranties shall survive the execution and delivery hereof, that Guarantor’s representations and warranties contained in the Guaranty are true and correct as of the date hereof, with the same effect as though made on the date hereof, except to the extent that such representations expressly related solely to an earlier date, in which case such representations were true and correct on and as of such earlier date (and except for the representations in Section 10(b) thereof which were true and correct on and as of the date when made); (iii) agrees and acknowledges that such ratification and confirmation is not a condition to the continued effectiveness of the Amendment or the Guaranty; and (iv) agrees that neither such ratification and confirmation, nor Administrative Agent’s solicitation of such ratification and confirmation, constitutes a course of dealing giving rise to any obligation or condition requiring a similar or any other ratification or confirmation from the undersigned with respect to subsequent amendments or modifications, if any, to the Loan Agreement, as amended by the Amendment or any other Financing Agreement (as defined in the Loan Agreement, as amended by the Amendment). The execution, delivery and effectiveness of this instrument shall not operate as a waiver of any right, power or remedy of Administrative Agent under or pursuant to the Guaranty. Guarantor acknowledges and agrees that Guarantor has received and reviewed a fully-executed copy of the Amendment (and any other instrument, document or agreement executed or delivered in connection therewith) and understands the contents thereof. A signature hereto sent or delivered by facsimile or other electronic transmission shall be as legally binding and enforceable as a signed original for all purposes. This instrument shall be governed by and construed and enforced in accordance with the internal laws of the State of Illinois, without regard to conflict of law principles.
Dated as of: March __, 2014
DIVERSICARE HEALTHCARE SERVICES, INC. (F/K/A ADVOCAT INC.)

By:/s/Kelly J. Gill
Name:    Kelly J. Gill
Its:    President and Chief Executive Officer